UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549



                         ______________________________

                                    FORM 8-K
                            _________________________

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                               SEPTEMBER 14,  2004




                                 PIZZA INN, INC.
                                 ---------------
             (Exact name of Registrant as specified in its charter)


 MISSOURI                         0-12919                47-0654575
---------------                  ----------             -----------
(State or other jurisdiction of   Commission       (I.R.S. Employer
incorporation  or  organization)   File Number Identification  No.)

                               3551 PLANO PARKWAY
                              THE COLONY, TX  75056          75056
                                                             -----
           (Address of principal executive offices)          (Zip Code)
                                                             ----------



       Registrant's telephone number, including area code:  (469) 384-5000




    (Former name, former address and former fiscal year, if changed since last report)

ITEM  8.01.  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE.

See  attached  Exhibit  99.1

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              PIZZA  INN,  INC.



Date:  September  14,  2004                    By: /s/ Shawn M. Preator
                                   Shawn  M.  Preator,  Chief  Financial Officer

                                INDEX TO EXHIBITS

     Exhibit
     -------
                                      Item
                                      ----
Press  Release  by Pizza Inn, Inc. regarding the Company's new Express Concept.
                                      99.1